UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 20, 2006
                Date of Report (Date of earliest event reported)



               Kansas City Southern de Mexico, S. de R.L. de C.V.

         (formerly known as Kansas City Southern de Mexico, S.A de C.V.)
                      (formerly known as TFM, S.A. de C.V.)
             (Exact Name of Registrant as Specified in Its Charter)


            Mexico                       333-08322                   N/A
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

                                Montes Urales 625
                              Lomas de Chapultepec
                               11000 Mexico, D.F.
                                     Mexico
                    (Address of Principal Executive Offices)

                               + (5255) 9178-5852
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.

Effective December 20, 2006, Kansas City Southern de Mexico, S.A. de C.V. (the "Company"), after receiving shareholder approval, amended its By-laws to transform the Company from a sociedad anonima de capital variable, or S.A. de C.V., to a sociedad de responsabilidad limitada de capital variable (limited liability corporation), or S. de R.L. de C.V.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.


Exhibit No.    Description
-----------    -----------

99.1 English translation of corporate By-laws (Estatutos Sociales) of Kansas City Southern de Mexico, S. de R.L. de C.V. (formerly known as TFM, S.A. de C.V.), as amended and restated on December 20, 2006.








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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Kansas City Southern de Mexico, S. de
                                     R.L. de C.V.

December 26, 2006                    By: /s/ Patrick J. Ottensmeyer
                                         --------------------------
                                         Patrick J. Ottensmeyer
                                         Chief Financial Officer and
                                         Attorney-in-Fact